                                                                   EXHIBIT 99.17

DEBTOR: DQSB II, INC.                               CASE NUMBER: 01-10974 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED







In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached November Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
--------------------------------
Steve Moeller
Director, Accounting

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to November Monthly Operating Report

                      Summary Of Bank And Investment Accounts       Attachment 1
                                  DQSB II, Inc.
Summary                      Case No: 01-10974 (JCA)                   UNAUDITED
DQSB II, Inc.              For Month Of November 2002

                                         Balances
                              --------------------------------       Receipts &           Bank
                                  Opening         Closing          Disbursements       Statements           Account
Account                       As Of 11/01/02    As Of 11/30/02       Included           Included            Reconciled
-------                       --------------    --------------     -------------       ----------           ----------
No Bank Or Investment                NA                 NA             NA                  NA                  NA
Accounts

                            Receipts & Disbursements                Attachment 2
                                  DQSB II, Inc.

Summary                      Case No: 01-10974 (JCA)
DQSB II, Inc.               For Month Of November, 2002
Attach 2


              No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                  Concentration & Investment Account Statements     Attachment 3
                                  DQSB II, Inc.
Summary                       Case No: 01-10974 (JCA)
DQSB II, Inc.               For Month Of November, 2002
Attach 3


              No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                            Date: 11-DEC-02 16:48:31
INCOME STATEMENT - ATTACHMENT 4                 Page: 1
Current Period: NOV-02

currency USD
Company=60 (DELTA QUEEN SC II)


                                                       PTD-Actual
                                                       30-Nov-02
                                                     ---------------
Revenue
Gross Revenue                                               0.00
Allowances                                                  0.00
                                                      ----------
Net Revenue                                                 0.00

Operating Expenses
Air                                                         0.00
Hotel                                                       0.00
Commissions                                                 0.00
Onboard Expenses                                            0.00
Passenger Expenses                                          0.00
Vessel Expenses                                             0.00
Layup/Drydock Expense                                       0.00
Vessel Insurance                                            0.00
                                                      ----------
Total Operating Expenses                                    0.00
                                                      ----------
Gross Profit                                                0.00

SG&A Expenses
Sales & Marketing                                           0.00
Start-Up Costs                                              0.00
                                                      ----------
Total SG&A Expenses                                         0.00
                                                      ----------
EBITDA                                                      0.00

Depreciation                                                0.00
                                                      ----------
Operating Income                                            0.00

Other Expense/(Income)
Interest Income                                             0.00
Equity in Earnings for Sub                               (642.36)
Reorganization expenses                                     0.00
                                                      ----------
Total Other Expense/(Income)                              642.36
                                                      ----------
Net Pretax Income/(Loss)                                 (642.36)

Income Tax Expense                                          0.00
                                                      ----------
Net Income/(Loss)                                        (642.36)
                                                      ==========

AMCV US SET OF BOOKS                                    Date: 11-DEC-02 16:54:17
BALANCE SHEET - ATTACHMENT 5                            Page: 1
Current Period: NOV-02

currency USD
Company=60 (DELTA QUEEN SC II)



                                           YTD-Actual           YTD-Actual
                                           30-Nov-02            22-Oct-01
                                        ---------------      ---------------
ASSETS

Cash and Equivalent                                0.00                 0.00

Restricted Cash                                    0.00                 0.00

Accounts Receivable                                0.00                 0.00

Inventories                                        0.00                 0.00

Prepaid Expenses                                   0.00                 0.00

Other Current Assets                               0.00                 0.00
                                        ---------------      ---------------
Total Current Assets                               0.00                 0.00


Fixed Assets                                       0.00                 0.00

Accumulated Depreciation                           0.00                 0.00
                                        ---------------      ---------------
Net Fixed Assets                                   0.00                 0.00


Net Goodwill                                       0.00                 0.00

Intercompany Due To/From                     (22,497.32)          (21,361.32)

Net Deferred Financing Fees                        0.00                 0.00

Net Investment in Subsidiaries            (1,829,824.54)          178,552.30
                                        ---------------      ---------------
Total Other Assets                        (1,852,321.86)          157,190.98
                                        ---------------      ---------------
Total Assets                              (1,852,321.86)          157,190.98
                                        ===============      ===============

AMCV US SET OF BOOKS                                    Date: 11-DEC-02 16:54:17
BALANCE SHEET - ATTACHMENT 5                            Page: 2
Current Period: NOV-02

currency USD
Company=60 (DELTA QUEEN SC II)



                                              YTD-Actual           YTD-Actual
                                              30-Nov-02            22-Oct-01
                                           ---------------      ---------------
LIABILITIES

Accounts Payable                                      0.00                 0.00

Accrued Liabilities                                   0.00                 0.00

Deposits                                              0.00                 0.00
                                           ---------------      ---------------
Total Current Liabilities                             0.00                 0.00


Long Term Debt                                        0.00                 0.00

Other Long Term Liabilities                      (4,904.83)           (4,904.83)
                                           ---------------      ---------------
Total Liabilities                                (4,904.83)           (4,904.83)


Liabilities Subject to Compromise                     0.00                 0.00


OWNER'S EQUITY

Common Stock                                          0.00                 0.00

Add'l Paid In Capital                           600,000.00           600,000.00

Current Net Income (Loss)                    (1,993,957.17)         (181,334.98)

Retained Earnings                              (453,459.86)         (256,569.21)
                                           ---------------      ---------------
Total Owner's Equity                         (1,847,417.03)          162,095.81
                                           ---------------      ---------------
Total Liabilities & Equity                   (1,852,321.86)          157,190.98
                                           ===============      ===============

DQSB II, Inc.                                                      01-10974(JWV)
                                  ATTACHMENT 6
                    SUMMARY LIST OF DUE TO/DUE FROM ACCOUNTS
                     FOR THE MONTH ENDED NOVEMBER 30, 2002


                                                             BEGINNING                                     ENDING
AFFILIATE NAME                            CASE NUMBER         BALANCE         DEBITS      CREDITS         BALANCE

American Classic Voyages Co.               01-10954         (22,836.06)         --          --          (22,836.06)

AMCV Cruise Operations, Inc.               01-10967          (2,330.40)         --          --           (2,330.40)

Great AQ Steamboat, L.L.C.                 01-10960             919.60          --          --              919.60

Great Pacific NW Cruise Line, L.L.C.       01-10977             339.49          --          --              339.49

Great River Cruise Line, L.L.C.            01-10963             367.05          --          --              367.05

Great Ocean Cruise Line, L.L.C.            01-10959             877.52          --          --              877.52

Cape Cod Light, L.L.C.                     01-10962              82.74          --          --               82.74

Cape May Light, L.L.C.                     01-10961              82.74          --          --               82.74
                                                          ------------       -----       -----         -----------
                                                            (22,497.32)         --          --          (22,497.32)
                                                          ============       =====       =====         ===========

                                  DQSB II, Inc.
                                 01-10974 (JWV)




                            Accounts Receivable Aging
                             As of November 30, 2002







                                  Attachment 7


                                 Not Applicable

                                  DQSB II, Inc.
                                 01-10974 (JWV)




                             Accounts Payable Detail
                             As of November 30, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.